Exhibit 99.45
                                                           -------------

[COMPANY LOGO] Countrywide (R)                                                                         Computational Materials For
------------------------------
SECURITIES CORPORATION                                                                                       CWABS, Series 2005-12
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                         Groups 1, 2, & 3

                                                     ARM and Fixed $95,599,890

                                                          Detailed Report


Summary of Loans in Statistical Calculation Pool                                            Range
(As of Calculation Date)                                                                   -----

Total Number of Loans                                           585
Total Outstanding Balance                               $95,599,890
Average Loan Balance                                       $163,419                    $19,340 to $536,000
WA Mortgage Rate                                             7.006%                      5.050% to 14.375%
Net WAC                                                      6.497%                      4.541% to 13.866%
ARM Characteristics
      WA Gross Margin                                        6.525%                       4.000% to 9.850%
      WA Months to First Roll                                    31                                1 to 36
      WA First Periodic Cap                                  1.707%                       1.000% to 3.000%
      WA Subsequent Periodic Cap                             1.438%                       1.000% to 2.000%
      WA Lifetime Cap                                       13.911%                     11.750% to 21.375%
      WA Lifetime Floor                                      7.033%                      5.050% to 14.375%
WA Original Term (months)                                       360                             180 to 360
WA Remaining Term (months)                                      358                             179 to 360
WA LTV                                                       79.64%                       41.91% to 85.00%
  Percentage of Pool with CLTV > 100%                         0.00%
  WA Effective LTV (Post MI)                                 79.64%
  Second Liens w/100% CLTV                                    0.00%
WA FICO                                                         619
Secured by (% of pool)            1stLiens                  100.00%
                                  2nd Liens                   0.00%
Prepayment Penalty at Loan Orig (% of all loans)             73.38%



---------------------------------------------------------------------------------------------------------------
Top 5 States:     Top 5 Prop:       Doc Types:     Purpose Codes    Occ Codes       Grades        Orig PP Term
------------      -----------       ---------      -------------    ---------       ------        ------------

CA     21.12%    SFR     71.23%    FULL   86.48%   PUR    68.75%   OO    100.00  A     97.19%    0       26.62%
TX     9.58%     PUD     21.92%    STATED 13.52%   RCO    28.15%                 A-     1.15%    12       5.54%
GA     4.93%     CND     6.52%                     RNC     3.10%                 B      1.48%    24       32.84%
IL     4.89%     CNDP    0.33%                                                   C      0.03%    36       30.55%
FL     4.66%                                                                     C-     0.15%    60       4.45%
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 1 of 8               9/21/2005 6:37:19 PM

[COMPANY LOGO] Countrywide (R)                                                                         Computational Materials For
------------------------------
SECURITIES CORPORATION                                                                                       CWABS, Series 2005-12
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                         Groups 1, 2, & 3

                                                     ARM and Fixed $95,599,890

                                                          Detailed Report


-------------------------------------------------------------------------------------------------------------------
                                                 Detailed Report
-------------------------------------------------------------------------------------------------------------------
                                                     Program
-------------------------------------------------------------------------------------------------------------------
                                    CURRENT      #OF         %OF       AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                         BALANCE    LOANS       TOTAL       BALANCE        WAC     TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------------------
30Y LIB6M                          $203,966        1        0.21       $203,966     8.625   303.00     689    80.0
2/28 LIB6M                      $11,195,057       78       11.71       $143,526     6.943   357.17     634    79.4
2/28 LIB6M - IO - 24            $16,577,871       81       17.34       $204,665     6.603   359.00     609    80.0
2/28 LIB6M - IO - 60             $1,192,000        4        1.25       $298,000     6.569   358.30     604    80.0
3/27 LIB6M                      $33,597,205      249       35.14       $134,929     7.429   358.89     619    79.6
3/27 LIB6M - IO - 36            $23,083,329      112       24.15       $206,101     6.824   358.97     612    79.8
3/27 LIB6M - IO - 60             $1,827,788       10        1.91       $182,779     7.354   357.44     607    80.0
15Yr Fixed                          $93,282        1        0.10        $93,282     6.150   179.00     714    80.0
30Yr Fixed                       $5,545,357       39        5.80       $142,189     6.582   358.76     640    79.6
30Yr Fixed - CC                    $529,437        3        0.55       $176,479     7.750   359.79     601    80.0
30Yr Fixed - IO - 60             $1,754,597        7        1.84       $250,657     6.412   359.23     650    77.0
-------------------------------------------------------------------------------------------------------------------
                                $95,599,890      585      100.00       $163,419     7.006   358.40     619    79.6
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                    Original Term
-------------------------------------------------------------------------------------------------------------------
                                    CURRENT      #OF         %OF       AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                         BALANCE    LOANS       TOTAL       BALANCE        WAC     TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------------------
ARM 360                         $87,677,216      535       91.71       $163,883     7.041   358.54     617    79.7
Fixed 180                           $93,282        1        0.10        $93,282     6.150   179.00     714    80.0
Fixed 360                        $7,829,391       49        8.19       $159,783     6.623   358.93     640    79.1
-------------------------------------------------------------------------------------------------------------------
                                $95,599,890      585      100.00       $163,419     7.006   358.40     619    79.6
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                              Range of Current Balance
-------------------------------------------------------------------------------------------------------------------
                                    CURRENT      #OF         %OF       AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                         BALANCE    LOANS       TOTAL       BALANCE        WAC     TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                  $41,900        2        0.04        $20,950    10.721   303.00     554    71.3
$25,000.01 - $50,000.00            $219,931        6        0.23        $36,655    11.044   299.54     592    71.8
$50,000.01 - $75,000.00          $1,076,688       16        1.13        $67,293     7.894   356.23     617    76.8
$75,000.01 - $100,000.00         $8,990,951       99        9.40        $90,818     7.461   356.55     614    79.8
$100,000.01 - $150,000.00       $26,058,313      215       27.26       $121,201     7.269   358.82     616    79.7
$150,000.01 - $200,000.00       $17,581,647      101       18.39       $174,076     7.052   358.96     614    79.7
$200,000.01 - $250,000.00       $12,703,832       58       13.29       $219,032     6.907   358.09     622    79.8
$250,000.01 - $300,000.00       $10,390,176       38       10.87       $273,426     6.488   358.84     627    79.7
$300,000.01 - $350,000.00        $6,799,599       21        7.11       $323,790     6.473   359.33     632    78.9
$350,000.01 - $400,000.00        $6,375,522       17        6.67       $375,031     6.594   358.99     606    80.0
$400,000.01 - $450,000.00        $3,449,330        8        3.61       $431,166     7.333   358.54     639    80.0
$450,000.01 - $500,000.00        $1,376,000        3        1.44       $458,667     5.858   359.67     619    80.0
$500,000.01 - $550,000.00          $536,000        1        0.56       $536,000     6.250   359.00     622    80.0
-------------------------------------------------------------------------------------------------------------------
                                $95,599,890      585      100.00       $163,419     7.006   358.40     619    79.6
-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 2 of 8               9/21/2005 6:37:19 PM

[COMPANY LOGO] Countrywide (R)                                                                         Computational Materials For
------------------------------
SECURITIES CORPORATION                                                                                       CWABS, Series 2005-12
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                         Groups 1, 2, & 3

                                                     ARM and Fixed $95,599,890

                                                          Detailed Report


-------------------------------------------------------------------------------------------------------------------
                                                 Detailed Report
-------------------------------------------------------------------------------------------------------------------
                                                      State
-------------------------------------------------------------------------------------------------------------------
                                    CURRENT      #OF         %OF       AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                         BALANCE    LOANS       TOTAL       BALANCE        WAC     TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------------------
Alabama                            $529,248        4        0.55      $132,312      7.165   358.51     598    80.0
Arizona                          $4,112,404       27        4.30      $152,311      7.062   358.90     621    79.8
California                      $20,188,311       70       21.12      $288,404      6.345   358.68     623    79.6
Colorado                         $3,292,189       20        3.44      $164,609      6.624   358.75     605    80.0
Connecticut                      $1,289,492        7        1.35      $184,213      6.753   358.91     611    79.9
Florida                          $4,458,042       27        4.66      $165,113      7.359   358.86     632    79.3
Georgia                          $4,708,480       39        4.93      $120,730      7.349   358.42     612    80.0
Hawaii                             $288,000        1        0.30      $288,000      6.000   359.00     621    80.0
Idaho                              $748,388        6        0.78      $124,731      6.841   358.69     614    80.0
Illinois                         $4,672,341       32        4.89      $146,011      7.280   358.95     642    78.8
Indiana                          $1,531,888       15        1.60      $102,126      7.540   354.62     626    78.9
Iowa                               $419,363        4        0.44      $104,841      7.427   358.51     604    79.4
Kansas                             $739,002        4        0.77      $184,751      6.976   359.03     613    80.0
Kentucky                           $148,956        2        0.16       $74,478      7.910   359.63     622    78.5
Maine                              $110,162        1        0.12      $110,162      7.750   359.00     548    80.0
Maryland                         $2,442,530       11        2.55      $222,048      7.137   358.89     622    80.0
Massachusetts                    $1,784,904        9        1.87      $198,323      7.130   358.91     614    78.9
Michigan                         $2,419,976       17        2.53      $142,352      7.038   359.00     618    79.9
Minnesota                          $987,377        5        1.03      $197,475      6.812   358.08     676    80.0
Mississippi                        $240,854        2        0.25      $120,427      7.321   357.92     622    80.0
Missouri                         $1,395,571       13        1.46      $107,352      7.136   358.95     621    80.0
Montana                            $358,229        3        0.37      $119,410      7.410   359.38     619    80.0
Nebraska                           $417,375        4        0.44      $104,344      7.180   359.06     655    79.7
Nevada                           $2,463,904       12        2.58      $205,325      6.754   359.04     621    80.0
New Hampshire                      $567,701        3        0.59      $189,234      7.445   358.71     608    80.0
New Jersey                       $3,669,389       17        3.84      $215,846      7.524   358.61     632    79.6
New Mexico                         $204,642        2        0.21      $102,321      8.054   360.00     623    80.0
New York                         $2,932,282       13        3.07      $225,560      6.893   359.03     609    78.6
North Carolina                   $2,547,273       21        2.66      $121,299      7.247   357.46     595    80.2
North Dakota                       $335,656        3        0.35      $111,885      7.766   358.86     613    80.0
Ohio                             $3,050,400       27        3.19      $112,978      7.702   352.57     585    79.0
Oklahoma                            $19,340        1        0.02       $19,340     10.250   303.00     568    67.0
Oregon                           $1,273,368        8        1.33      $159,171      6.500   359.00     594    80.0
Pennsylvania                     $1,193,550       10        1.25      $119,355      6.885   356.39     611    79.6
Rhode Island                       $403,925        2        0.42      $201,963      7.611   360.00     635    78.5
South Carolina                     $882,718        5        0.92      $176,544      6.795   356.79     618    79.9
Tennessee                        $2,058,539       18        2.15      $114,363      7.107   356.43     618    79.8
Texas                            $9,158,952       76        9.58      $120,513      7.392   358.83     622    80.0
Utah                               $941,440        7        0.98      $134,491      6.330   359.43     636    80.0
Virginia                         $1,934,950        7        2.02      $276,421      7.360   358.62     595    80.0
Washington                       $3,247,910       17        3.40      $191,054      6.982   358.98     608    80.0
Wisconsin                        $1,261,271       12        1.32      $105,106      7.748   359.29     619    78.7
Wyoming                            $169,600        1        0.18      $169,600      7.375   360.00     557    80.0
-------------------------------------------------------------------------------------------------------------------
                                $95,599,890      585      100.00      $163,419      7.006   358.40     619    79.6
-------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 3 of 8               9/21/2005 6:37:19 PM

[COMPANY LOGO] Countrywide (R)                                                                         Computational Materials For
------------------------------
SECURITIES CORPORATION                                                                                       CWABS, Series 2005-12
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                         Groups 1, 2, & 3

                                                     ARM and Fixed $95,599,890

                                                          Detailed Report

                                                   Detailed Report
--------------------------------------------------------------------------------------------------------------
                                             Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------
                                 CURRENT       #OF        %OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE     LOANS      TOTAL       BALANCE       WAC     TERM    FICO     LTV
--------------------------------------------------------------------------------------------------------------
<= 50.00                         $70,335         1       0.07       $70,335     6.400   359.00     614    41.9
65.01 - 70.00                   $621,837         8       0.65       $77,730     8.242   334.51     622    67.0
70.01 - 75.00                 $4,079,636        27       4.27      $151,098     7.542   358.95     616    74.8
75.01 - 80.00                $90,362,094       546      94.52      $165,498     6.974   358.54     619    80.0
80.01 - 85.00                   $465,987         3       0.49      $155,329     6.971   358.64     600    83.4
--------------------------------------------------------------------------------------------------------------
                             $95,599,890       585     100.00      $163,419     7.006   358.40     619    79.6
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                        Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------
                                 CURRENT       #OF        %OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE     LOANS      TOTAL       BALANCE       WAC     TERM    FICO     LTV
--------------------------------------------------------------------------------------------------------------
5.001 - 5.500                 $2,095,935        10       2.19      $209,593     5.275   358.95     639    79.5
5.501 - 6.000                $12,098,290        51      12.66      $237,221     5.878   359.16     631    79.9
6.001 - 6.500                $19,173,721        99      20.06      $193,674     6.318   358.10     623    79.4
6.501 - 7.000                $20,129,831       128      21.06      $157,264     6.809   358.92     622    79.9
7.001 - 7.500                $19,516,012       129      20.41      $151,287     7.310   358.79     620    79.6
7.501 - 8.000                $11,925,902        81      12.47      $147,233     7.788   358.86     605    79.7
8.001 - 8.500                 $5,864,347        40       6.13      $146,609     8.286   358.85     604    79.7
8.501 - 9.000                 $2,622,428        25       2.74      $104,897     8.773   352.46     605    78.9
9.001 - 9.500                   $657,327         6       0.69      $109,555     9.394   352.34     553    78.6
9.501 - 10.000                  $397,345         4       0.42       $99,336     9.870   359.47     568    80.0
10.001 - 10.500                 $434,303         5       0.45       $86,861    10.295   349.60     593    77.9
10.501 - 11.000                 $452,022         2       0.47      $226,011    10.765   356.36     653    79.4
11.001 - 11.500                 $168,676         3       0.18       $56,225    11.266   337.51     518    76.5
13.501 - 14.000                  $31,978         1       0.03       $31,978    13.650   301.00     528    70.0
> 14.000                         $31,773         1       0.03       $31,773    14.375   306.00     696    70.0
--------------------------------------------------------------------------------------------------------------
                             $95,599,890       585     100.00      $163,419     7.006   358.40     619    79.6
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                Property Type
--------------------------------------------------------------------------------------------------------------
                                 CURRENT       #OF        %OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE     LOANS      TOTAL       BALANCE       WAC     TERM    FICO     LTV
--------------------------------------------------------------------------------------------------------------
SFR                          $68,092,118       422      71.23      $161,356     6.941   358.26     620    79.6
PUD                          $20,960,011       124      21.92      $169,032     7.152   358.80     614    79.9
CND                           $6,236,131        37       6.52      $168,544     7.207   358.48     622    79.3
CNDP                            $311,630         2       0.33      $155,815     7.375   359.45     599    77.3
--------------------------------------------------------------------------------------------------------------
                             $95,599,890       585     100.00      $163,419     7.006   358.40     619    79.6
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 4 of 8               9/21/2005 6:37:19 PM

[COMPANY LOGO] Countrywide (R)                                                                         Computational Materials For
------------------------------
SECURITIES CORPORATION                                                                                       CWABS, Series 2005-12
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                         Groups 1, 2, & 3

                                                     ARM and Fixed $95,599,890

                                                          Detailed Report

                                                   Detailed Report
--------------------------------------------------------------------------------------------------------------
                                                   Purpose
--------------------------------------------------------------------------------------------------------------
                                 CURRENT       #OF        %OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE     LOANS      TOTAL       BALANCE       WAC     TERM    FICO     LTV
--------------------------------------------------------------------------------------------------------------
PUR                          $65,729,538       415      68.75      $158,384     7.174   358.47     617    79.7
RCO                          $26,911,013       148      28.15      $181,831     6.586   358.29     623    79.4
RNC                           $2,959,338        22       3.10      $134,515     7.097   357.67     624    79.8
--------------------------------------------------------------------------------------------------------------
                             $95,599,890       585     100.00      $163,419     7.006   358.40     619    79.6
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                  Occupancy
--------------------------------------------------------------------------------------------------------------
                                 CURRENT       #OF        %OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE     LOANS      TOTAL       BALANCE       WAC     TERM    FICO     LTV
OO                           $95,599,890       585     100.00      $163,419     7.006   358.40     619    79.6
--------------------------------------------------------------------------------------------------------------
                             $95,599,890       585     100.00      $163,419     7.006   358.40     619    79.6
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                               Range of Months Remaining to Scheduled Maturity
--------------------------------------------------------------------------------------------------------------
                                 CURRENT       #OF        %OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE     LOANS      TOTAL       BALANCE       WAC     TERM    FICO     LTV
--------------------------------------------------------------------------------------------------------------
121 - 180                        $93,282         1       0.10       $93,282     6.150   179.00     714    80.0
181 - 300                        $43,516         1       0.05       $43,516     8.625   283.00     617    80.0
301 - 360                    $95,463,091       583      99.86      $163,745     7.006   358.61     619    79.6
--------------------------------------------------------------------------------------------------------------
                             $95,599,890       585     100.00      $163,419     7.006   358.40     619    79.6
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                     Collateral Grouped by Document Type
--------------------------------------------------------------------------------------------------------------
                                 CURRENT       #OF        %OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE     LOANS      TOTAL       BALANCE       WAC     TERM    FICO     LTV
--------------------------------------------------------------------------------------------------------------
FULL                         $82,672,309       506      86.48      $163,384     6.963   358.40     612    79.7
STATED INCOME                $12,927,581        79      13.52      $163,640     7.277   358.40     661    79.5
--------------------------------------------------------------------------------------------------------------
                             $95,599,890       585     100.00      $163,419     7.006   358.40     619    79.6
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------
                                  CURRENT     # OF       % OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION                       BALANCE    LOANS      TOTAL       BALANCE       WAC     TERM    FICO     LTV
--------------------------------------------------------------------------------------------------------------
761 - 780                         $99,110        1       0.10       $99,110     6.500   359.00     771    80.0
741 - 760                        $674,785        4       0.71      $168,696     7.134   358.87     748    79.8
721 - 740                      $1,015,074        8       1.06      $126,884     6.811   356.26     728    79.9
701 - 720                      $1,947,005       12       2.04      $162,250     6.622   350.11     710    79.5
681 - 700                      $3,682,682       24       3.85      $153,445     7.061   355.14     690    79.7
661 - 680                      $4,722,887       30       4.94      $157,430     7.026   358.85     669    78.8
641 - 660                      $7,983,002       46       8.35      $173,544     6.975   359.06     651    79.8
--------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 5 of 8               9/21/2005 6:37:19 PM

[COMPANY LOGO] Countrywide (R)                                                                         Computational Materials For
------------------------------
SECURITIES CORPORATION                                                                                       CWABS, Series 2005-12
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                         Groups 1, 2, & 3

                                                     ARM and Fixed $95,599,890

                                                          Detailed Report

                                                   Detailed Report
--------------------------------------------------------------------------------------------------------------
                                             Collateral Grouped by FICO
--------------------------------------------------------------------------------------------------------------
                                 CURRENT       #OF        %OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE     LOANS      TOTAL       BALANCE       WAC     TERM    FICO     LTV
--------------------------------------------------------------------------------------------------------------
621 - 640                    $20,387,357       105      21.33      $194,165     6.588   358.95     630    79.8
601 - 620                    $22,969,264       137      24.03      $167,659     6.884   358.63     611    79.5
581 - 600                    $21,366,642       136      22.35      $157,108     7.107   358.89     591    79.9
561 - 580                     $7,296,192        53       7.63      $137,664     7.817   358.78     572    79.6
541 - 560                     $2,553,648        20       2.67      $127,682     7.809   358.64     552    79.8
521 - 540                       $719,594         7       0.75      $102,799     8.966   353.24     528    78.2
501 - 520                       $182,648         2       0.19       $91,324    10.418   335.03     510    75.1
--------------------------------------------------------------------------------------------------------------
                             $95,599,890       585     100.00      $163,419     7.006   358.40     619    79.6
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                        Grade
--------------------------------------------------------------------------------------------------------------
                                 CURRENT       #OF        %OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE     LOANS      TOTAL       BALANCE       WAC     TERM    FICO     LTV
--------------------------------------------------------------------------------------------------------------
A                            $92,912,360       568      97.19      $163,578     7.013   358.48     619    79.7
A-                            $1,095,038         7       1.15      $156,434     6.694   354.35     609    78.0
B                             $1,413,193         7       1.48      $201,885     6.243   358.87     645    79.1
C                                $31,773         1       0.03       $31,773    14.375   306.00     696    70.0
C-                              $147,525         2       0.15       $73,763    10.693   346.43     572    77.8
--------------------------------------------------------------------------------------------------------------
                             $95,599,890       585     100.00      $163,419     7.006   358.40     619    79.6
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                   Collateral Grouped by Prepayment Penalty Months
--------------------------------------------------------------------------------------------------------------
                                 CURRENT       #OF        %OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION                      BALANCE     LOANS      TOTAL       BALANCE       WAC     TERM    FICO     LTV
--------------------------------------------------------------------------------------------------------------
0                            $25,453,440       166      26.62      $153,334     7.422   358.54     619    79.6
12                            $5,293,193        29       5.54      $182,524     7.402   359.00     610    78.9
24                           $31,392,211       179      32.84      $175,375     6.728   358.55     618    79.8
36                           $29,203,725       183      30.55      $159,583     6.947   358.98     618    79.8
60                            $4,257,320        28       4.45      $152,047     6.479   351.69     639    78.8
--------------------------------------------------------------------------------------------------------------
                             $95,599,890       585     100.00      $163,419     7.006   358.40     619    79.6
--------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                    Range of Months to Roll (Excludes 50 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------
                WA       CURRENT      #OF        %OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION    MTR       BALANCE    LOANS      TOTAL       BALANCE       WAC     TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------
0 - 6            3      $602,426       11       0.69       $54,766     9.928   302.19     624    74.7
19 - 24         23   $28,609,985      154      32.63      $185,779     6.682   358.94     619    79.9
25 - 31         31      $405,518        1       0.46      $405,518     6.330   355.00     623    80.0
32 - 37         35   $58,059,288      369      66.22      $157,342     7.193   358.96     616    79.7
-----------------------------------------------------------------------------------------------------
                     $87,677,216      535     100.00      $163,883     7.041   358.54     617    79.7
-----------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 6 of 8               9/21/2005 6:37:19 PM

[COMPANY LOGO] Countrywide (R)                                                                         Computational Materials For
------------------------------
SECURITIES CORPORATION                                                                                       CWABS, Series 2005-12
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                         Groups 1, 2, & 3

                                                     ARM and Fixed $95,599,890

                                                          Detailed Report



                                                  Detailed Report
-------------------------------------------------------------------------------------------------------
                           Range of Margin (Excludes 50 Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------
                          CURRENT       #OF        %OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION               BALANCE     LOANS      TOTAL       BALANCE       WAC     TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------
3.001 - 4.000            $127,890         1       0.15      $127,890     6.750   359.00     627    80.0
4.001 - 5.000            $542,752         4       0.62      $135,688     6.815   350.50     610    78.4
5.001 - 6.000         $33,543,607       201      38.26      $166,884     6.800   358.45     610    79.6
6.001 - 7.000         $30,316,963       169      34.58      $179,390     6.848   358.77     628    79.6
7.001 - 8.000         $18,655,736       127      21.28      $146,896     7.560   358.57     614    79.9
8.001 - 9.000          $4,286,419        31       4.89      $138,272     7.998   358.92     602    79.8
9.001 - 10.000           $203,850         2       0.23      $101,925     8.465   349.90     680    78.4
-------------------------------------------------------------------------------------------------------
6.525                 $87,677,216       535     100.00      $163,883     7.041   358.54     617    79.7
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                      Range of Maximum Rates (Excludes 50 Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------
                          CURRENT       #OF        %OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION               BALANCE     LOANS      TOTAL       BALANCE       WAC     TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------
11.501 - 12.000          $943,211         4       1.08      $235,803     6.299   358.26     670    80.0
12.001 - 12.500        $3,240,331        16       3.70      $202,521     5.725   358.85     632    79.7
12.501 - 13.000       $11,282,252        49      12.87      $230,250     6.009   359.10     627    79.9
13.001 - 13.500       $19,445,771       103      22.18      $188,794     6.484   358.91     620    79.8
13.501 - 14.000       $19,155,153       122      21.85      $157,009     6.950   358.89     614    79.9
14.001 - 14.500       $15,463,595       102      17.64      $151,604     7.371   358.87     619    79.6
14.501 - 15.000        $8,775,267        61      10.01      $143,857     7.848   357.63     609    79.6
15.001 - 15.500        $4,968,279        34       5.67      $146,126     8.284   358.95     603    79.7
15.501 - 16.000        $2,229,933        22       2.54      $101,361     8.779   356.60     600    78.5
16.001 - 16.500          $657,327         6       0.75      $109,555     9.394   352.34     553    78.6
16.501 - 17.000          $397,345         4       0.45       $99,336     9.870   359.47     568    80.0
17.001 - 17.500          $434,303         5       0.50       $86,861    10.295   349.60     593    77.9
17.501 - 18.000          $452,022         2       0.52      $226,011    10.765   356.36     653    79.4
18.001 - 18.500          $168,676         3       0.19       $56,225    11.266   337.51     518    76.5
> 19.500                  $63,751         2       0.07       $31,875    14.011   303.49     612    70.0
-------------------------------------------------------------------------------------------------------
13.911                $87,677,216       535     100.00      $163,883     7.041   358.54     617    79.7
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                    Initial Periodic Rate Cap (Excludes 50 Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------
                          CURRENT       #OF        %OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION               BALANCE     LOANS      TOTAL       BALANCE       WAC     TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------
1.000                     $314,128        2       0.36      $157,064      8.318   322.64    640    80.0
1.500                  $75,023,291      459      85.57      $163,449      7.004   358.77    616    79.7
2.000                     $240,950        2       0.27      $120,475      7.316   357.46    611    80.0
3.000                  $12,098,847       72      13.80      $168,040      7.231   358.09    620    79.9
-------------------------------------------------------------------------------------------------------
                       $87,677,216      535     100.00      $163,883      7.041   358.54    617    79.7
-------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 7 of 8               9/21/2005 6:37:19 PM

[COMPANY LOGO] Countrywide (R)                                                                         Computational Materials For
------------------------------
SECURITIES CORPORATION                                                                                       CWABS, Series 2005-12
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                         Groups 1, 2, & 3

                                                     ARM and Fixed $95,599,890

                                                          Detailed Report




                      Subsequent Periodic Rate Cap (Excludes 50 Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------
                          CURRENT       #OF        %OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION               BALANCE     LOANS      TOTAL       BALANCE       WAC     TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------
1.000                 $11,120,312        67      12.68      $165,975      7.283   357.36    619    80.0
1.500                 $76,222,684       466      86.94      $163,568      7.009   358.72    617    79.7
2.000                    $334,220         2       0.38      $167,110      6.320   358.00    614    80.0
-------------------------------------------------------------------------------------------------------
                      $87,677,216       535     100.00      $163,883      7.041   358.54    617    79.7
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                     Range of Lifetime Rate Floor (Excludes 50 Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------
                          CURRENT       #OF        %OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION               BALANCE     LOANS      TOTAL       BALANCE       WAC     TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------
5.001 - 6.000         $12,793,842        53      14.59      $241,393      5.830   359.09    630    79.9
6.001 - 7.000         $35,010,531       203      39.93      $172,466      6.575   358.97    620    79.8
7.001 - 8.000         $29,506,211       194      33.65      $152,094      7.497   358.42    614    79.6
8.001 - 9.000          $8,193,208        63       9.34      $130,051      8.435   358.21    602    79.4
9.001 - 10.000         $1,054,673        10       1.20      $105,467      9.573   355.03    559    79.2
> 10.000               $1,118,751        12       1.28       $93,229     10.843   347.88    607    77.8
-------------------------------------------------------------------------------------------------------
                      $87,677,216       535     100.00      $163,883      7.041   358.54    617    79.7
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
               Next Interest Adjustment Date (Excludes 50 Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------
                          CURRENT       #OF        %OF       AVERAGE     GROSS    REMG.            ORIG
DESCRIPTION               BALANCE     LOANS      TOTAL       BALANCE       WAC     TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------
10/05                    $103,364         3       0.12       $34,455     10.820   293.42    584    74.2
12/05                    $286,110         4       0.33       $71,527      8.932   303.00    658    77.3
02/06                    $136,628         2       0.16       $68,314      9.832   305.00    600    72.4
03/06                     $76,323         2       0.09       $38,162     12.624   306.00    595    69.5
06/07                  $1,661,226        10       1.89      $166,123      6.846   357.17    632    79.9
07/07                  $5,250,836        29       5.99      $181,063      6.763   358.00    620    79.9
08/07                 $15,235,968        84      17.38      $181,381      6.640   359.00    620    79.9
09/07                  $6,461,955        31       7.37      $208,450      6.671   360.00    612    79.7
04/08                    $405,518         1       0.46      $405,518      6.330   355.00    623    80.0
06/08                    $814,684         7       0.93      $116,383      7.742   357.00    611    79.7
07/08                 $13,128,571        84      14.97      $156,293      7.302   358.00    617    79.9
08/08                 $31,890,188       206      36.37      $154,807      7.192   359.00    614    79.6
09/08                 $12,225,845        72      13.94      $169,803      7.040   360.00    620    79.5
-------------------------------------------------------------------------------------------------------
                      $87,677,216       535     100.00      $163,883      7.041   358.54    617    79.7
-------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 8 of 8               9/21/2005 6:37:19 PM